UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23385

Axonic Alternative Income Fund

(exact name of registrant as specified in charter)

520 Madison Avenue, 42nd Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

Clayton DeGiacinto, President

c/o Axonic Capital

520 Madison Avenue, 42nd Floor

New York, New York 10022

(Name and Address of Agent for Service)

Copies of information to:

Jeffrey Skinner

Kilpatrick Townsend & Stockton LLP

1001 West Fourth Street

Winston-Salem, NC 27101

Registrant’s telephone number, including area code: (212) 259-0430

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

AXONIC ALTERNATIVE INCOME FUND

ANNUAL REPORT

October 31, 2023

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	3
Consolidated Schedule of Investments	5
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	10
Consolidated Statement of Changes in Net Assets	11
Consolidated Financial Highlights	12
Notes to Consolidated Financial Statements	13
Report of Independent Registered Public Accounting Firm	21
Additional Information	22
Trustees and Officers	23
Privacy Policy	25

Axonic Alternative Income Fund	Shareholder Letter
October 31, 2023 (Unaudited)

In our outlook for 2023, we suggested financial markets would remain volatile. Indeed, the early part of the year saw a rates shock that led to the failure of a handful of regional banks. While rates’ volatility persisted, an all-but-explicit blanket deposit bailout in March marked the dénouement for equity market volatility. Since then, the dispersion in volatility between rates and equities has endured, but most financial stocks and many small cap equities have not recovered. High yield corporate credit spreads have retreated significantly from wides but remain elevated at about 400bps. Rates markets – both through implied swaptions volatility and yield curve inversion – seem to recognize the risks we foresee. On the other hand, Magnificent 7 dominated large cap equities seem to see a different world. To some, the regional banking crisis no longer seems like it was a crisis at all. Yet, banks continue to copiously use the BTFP (Bank Term Funding Program), which expires in March 2024. It will likely need extension.

This time has, in fact, been somewhat different. The distortions and unintended consequences from pandemic-era stimulus were not limited to inflation. They also extended the ‘long and variable’ lags with which monetary policy typically works - albeit not remarkably beyond historical ranges relative to the initial yield curve inversion. Direct stimulus deposits and other policies like ERC (Employee Retention Credits) enabled consumers and small business owners to repair credit scores, increase credit lines, delay rents and student loan payments, and create a massive excess savings cushion. The benefits from this fiscal largesse have now expired. After almost two years of contraction, real wage growth, which only recently turned positive, just won’t be strong enough to compensate. We are already beginning to see the bouts of disinflation in commodities and goods we predicted in last year’s review. The collapse in the money supply (M2) that began at the end of 2023 suggested it was coming; M2 continues to contract. It's the bouts of disinflation following inflationary episodes that are often the most difficult for companies, and its showing in survey data (regional Fed surveys, PMIs, and ISMs). Fiscal policy’s counteraction of monetary policy has delayed, rather prevented, the historical consequences from monetary policy tightening.

Importantly, because rates could go no lower than the zero bound, the highly accommodative ZIRP regime that followed the Great Financial Crisis marked the end of a four-decade secular bull market for Treasury bonds. Indeed, yields have risen in fits and starts ever since. The end of this bond bull market has profound implications for the way investors will need to think about generating returns. No longer will passive, equity beta strategies generate satisfactory returns above the rate of inflation. With the S&P 500 dividend yield below the real 5-year treasury yield and the S&P 500 earnings risk premium now negative, history suggests that forward equity returns will suffer greatly. While not all excesses have been washed from the markets, the impacts of higher rates in the frothiest corners of private equity and venture capital are stark. This new regime opens the door wide for fundamentally driven credit strategies in alternative assets classes.

Axonic’s funds have been benefitting from structured credit markets whose yields are better compensating investors for risk. Relative to equities and corporate credit markets, structured credit assets are providing superior risk-adjusted returns. Owning hard real estate assets, senior non-agency RMBS, and select CMBS will continue to provide a margin of safety and risk-adjusted return profile available in few other asset classes. In October, as 10-year yields approached five percent, we started becoming comfortable with modestly extending portfolio duration. We continue to run the portfolio without the use of leverage which allows us to be nimble in shifting portfolio positioning to take advantage of future dislocations across the structured credit market.

The Axonic Alternative Income Fund (“the Fund”) was up +6.08% for the fiscal year ended October 31, 2023, on a price per share performance basis that compares to the Fund's benchmark, the Bloomberg U.S. Aggregate Bond Index (the Agg), returned +0.36% for the year to date ended October 31, 2023. The Fund returned positive performance on a relative dollar basis of approximately +$7,945,495.

While we are cautious in the deployment of capital in the current market, we remain convinced that this environment is well suited to our investment style and asset class expertise. In particular, we continue to remain constructive on multifamily workforce housing assets. While interest rates have likely peaked, housing remains unaffordable and in short supply. Consequently, we believe multifamily rents will continue to remain strong. We are also finding attractive opportunities in direct commercial real estate loans, Single Asset Single Borrower (SASB) bonds, and bespoke CMBS. As more vulnerable parts of the capital markets continue to suffer, this may create opportunity for us to acquire cash flowing assets at even more attractive valuations.

Annual Report | October 31, 2023	1

Axonic Alternative Income Fund	Shareholder Letter
October 31, 2023 (Unaudited)

We continue to believe the Fund will represent an attractive solution for income-oriented investors in a challenging environment for traditional fixed income and equity strategies.

Thank you for your continued support.

Clayton DeGiacinto

Managing Partner, Chief Investment Officer

Axonic Capital LLC

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. To obtain a prospectus containing this and other information, please call (212) 259-0430 or download the file from www.AxonicFunds.com. Please read the prospectus carefully before you invest.

2	www.axonicfunds.com

Axonic Alternative Income Fund	Portfolio Update
October 31, 2023 (Unaudited)

Average Annual Total Returns (as of October 31, 2023)

	1 Month	Quarter	6 Month	YTD	1 Year	3 Year	Since Inception*
Axonic Alternative Income Fund - NAV	0.72%	2.22%	4.76%	7.61%	6.08%	7.63%	2.77%
Bloomberg US Aggregate Bond Index(a)	-1.58%	-4.69%	-6.13%	-2.77%	0.36%	-5.57%	-0.51%

Past performance does not guarantee future results. Investment returns, and principal value of the Fund will fluctuate so that shares may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted above. For current performance information, please call 1-833-429-6642. Performance information is reported net of the Fund’s fees and expenses. Class I gross expenses are 2.51% and net expenses are 2.51% (as reported in the February 28, 2023 Prospectus). The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (inclusive of organizational and offering costs, but exclusive of any taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses ) to limit the Fund’s Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement to 2.00% of the Fund’s average daily net assets (the “Expense Limit”) through February 28, 2024.

*	Fund’s inception date is December 28, 2018.

(a)	The Bloomberg US Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

Performance of $10,000 Initial Investment (as of October 31, 2023)

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions. For the most current month-end performance please call 1-833-429-6642 (833-4Axonic) or visit at www.axonicfunds.com.

The Axonic Alternative Income Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund's limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. There is also the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment.

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

Annual Report | October 31, 2023	3

Axonic Alternative Income Fund	Portfolio Update
October 31, 2023 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Rivertree Lending	10.21%
Multifamily Structured Credit Risk, Series 2023-SN1, Class B	9.75%
400 S La Brea	8.18%
FRESB 2022-SB100 Mortgage Trust	5.05%
FRESB 2023-SB106 Mortgage Trust	4.46%
FRESB 2023-SB109 Mortgage Trust	4.00%
FRESB 2022-SB98 Mortgage Trust	3.58%
FREMF Mortgage Trust	3.14%
FRESB 2022-SB95 Mortgage Trust	3.06%
Hudsons Bay Simon JV Trust 2015-HBS	2.66%
Top Ten Holdings	54.09%

Portfolio Composition (as a % of Net Assets)*

Mortgage Securities	88.94%
Financials	5.36%
Asset Backed Securities	5.27%
Cash, Cash Equivalents, & Other Net Assets	0.43%
100.00%

*	Holdings are subject to change and may not reflect the current or future position of the portfolio. Tables present indicative values only.

4	www.axonicfunds.com

Axonic Alternative Income Fund	Consolidated Schedule of Investments
October 31, 2023

Description	Shares	Value
COMMON STOCKS (0.28%)
Financials (0.28%)
ACRES Commercial Realty Corp. REIT	17,307	$125,476
PennyMac Financial Services, Inc. REIT	2,610	175,392
Redwood Trust, Inc. REIT	21,780	136,778
Rithm Capital Corp. REIT	200	1,866
TPG RE Finance Trust, Inc. REIT	1,050	5,786
		445,298
TOTAL COMMON STOCKS
(Cost $708,459)		445,298

	Rate	Shares	Value
PREFERRED STOCKS (1.92%)
Financials (1.92%)
ACRES Commercial Realty Corp., Series D(a)	7.88%	80,000	$1,528,000
Granite Point Mortgage Trust, Inc., Series A(a)(b)	1D US SOFR + 5.83%	35,872	577,180
New Residential, Series A(a)(b)	7.50%	1,690	38,177
New Residential, Series B(a)(b)	7.13%	42,030	930,965
			3,074,322
TOTAL PREFERRED STOCKS
(Cost $3,690,648)			3,074,322

	Rate	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (5.27%)
Castlelake Aircraft Structured Trust, Series 2017-1R, Class C(c)	6.50%	08/15/25	$702,812	$337,350
Castlelake Aircraft Structured Trust, Series 2021-1A, Class B(c)	6.66%	07/15/27	725,290	605,617
FAT Brands GFG Royalty I LLC, Series 2021-1A, Class A2(c)	6.00%	07/25/51	2,360,140	2,096,748
FAT Brands Twin Peaks I LLC, Series 2021-1A, Class A2(c)	7.00%	01/25/25	1,267,630	1,202,347
Horizon Aircraft Finance II, Ltd., Series 2019-1, Class C(c)	6.90%	07/15/26	1,021,744	306,523
JPMorgan Chase Bank NA - Chase Auto Credit Linked Notes, Series 2021-2, Class G(c)	8.48%	07/25/25	1,500,000	1,454,550
Sapphire Aviation Finance II, Ltd., Series 2020-1A, Class C(c)	6.78%	03/15/27	2,894,350	671,779
Sprite, Ltd., Series 2021-1, Class C(c)	8.84%	09/15/26	1,506,244	1,235,120
Thunderbolt III Aircraft Lease, Ltd., Series 2019-1, Class B(c)	4.75%	11/15/26	939,102	530,593

TOTAL ASSET-BACKED SECURITIES
(Cost $9,551,237)				8,440,627

SENIOR LOANS(h) (18.33%)
400 S La Brea	7.07%	10/06/2028	12,896,000	13,038,565
Rivertree Landing(i)(j)	30D US SOFR + 3.90%	09/06/28	16,315,000	16,285,014

TOTAL SENIOR LOANS
(Cost $29,211,000)				29,323,579

COMMERCIAL MORTGAGE-BACKED SECURITIES (67.43%)
BBCMS Mortgage Trust, Series 2018-TALL, Class C(b)(c)	1M CME TERM SOFR + 1.32%	03/15/37	3,312,000	2,672,453
BBCMS Mortgage Trust, Series 2022-C17, Class E(c)	2.50%	08/15/32	1,764,000	821,848

See Notes to Consolidated Financial Statements.
Annual Report | October 31, 2023	5

Axonic Alternative Income Fund	Consolidated Schedule of Investments
October 31, 2023

	Rate	Maturity Date	Principal Amount	Value
BX Trust, Series 2019-ATL, Class G(b)(c)	1M US L + 3.49%	10/15/36	$1,661,008	$1,559,188
Credit Suisse Mortgage Capital Certificates, Series 2021-980M, Class G(c)	3.54%	07/15/26	1,788,997	1,488,803
Freddie Mac Multifamily Structured Credit Risk, Series 2023-MN7, Class M2(b)(c)	30D US SOFR + 5.70%	04/25/33	2,300,000	2,302,300
FREMF Mortgage Trust, Series 2018-KF44, Class C(b)(c)	30D US SOFR + 8.61%	02/25/25	1,707,819	1,716,529
FREMF Mortgage Trust, Series 2022-K748, Class D(c)(d)	0.00%	02/25/29	2,995,082	1,756,616
FREMF Mortgage Trust, Series 2022-K748, Class X2A(c)(e)	0.10%	01/25/29	47,196,575	193,506
FREMF Mortgage Trust, Series 2022-K748, Class X2B(c)(e)	0.10%	02/25/29	12,739,389	50,957
FREMF Mortgage Trust, Series 2022-KF144, Class CS(b)(c)	30D US SOFR + 6.00%	09/25/32	5,000,000	5,000,000
FRESB Mortgage Trust, Series 2017-SB28, Class B(c)	4.56%	01/25/27	1,493,661	1,365,953
FRESB Mortgage Trust, Series 2017-SB32, Class B(c)	4.51%	04/25/27	2,080,757	1,856,035
FRESB Mortgage Trust, Series 2017-SB38, Class B(c)(f)	3.96%	08/25/27	402,487	372,582
FRESB Mortgage Trust, Series 2017-SB42, Class B(b)(c)	4.86%	10/25/27	2,312,046	1,721,087
FRESB Mortgage Trust, Series 2020-SB74, Class B(c)(f)	7.50%	04/25/30	1,271,862	1,207,760
FRESB Mortgage Trust, Series 2020-SB76, Class B(c)	7.50%	05/25/30	440,351	411,949
FRESB Mortgage Trust, Series 2020-SB81, Class B(c)	7.50%	10/25/30	2,531,771	2,372,522
FRESB Mortgage Trust, Series 2021-SB83, Class X1(e)	0.87%	01/25/41	9,464,301	312,284
FRESB Mortgage Trust, Series 2021-SB90, Class B	7.50%	07/25/41	3,176,672	2,891,407
FRESB Mortgage Trust, Series 2021-SB93, Class B	7.50%	10/25/41	4,319,157	3,980,535
FRESB Mortgage Trust, Series 2022-SB100, Class B(f)	7.50%	05/25/42	8,865,976	8,047,647
FRESB Mortgage Trust, Series 2022-SB95, Class B(c)	7.50%	12/25/31	5,352,600	4,874,613
FRESB Mortgage Trust, Series 2022-SB98, Class B(c)	7.50%	04/25/42	6,215,246	5,702,488
FRESB Mortgage Trust, Series 2023-SB106, Class B	7.50%	05/25/33	8,172,171	7,106,520
FRESB Mortgage Trust, Series 2023-SB109, Class B	7.50%	07/25/43	7,367,356	6,376,446
FRESB Multifamily Structured Pass Through Certificates, Series 2021-SB86, Class B(c)(f)	7.50%	03/25/41	2,877,374	2,589,924
GAM RE-REMIC Trust, Series 2022-FRR3, Class EK41(c)(d)	0.00%	10/27/47	2,444,000	2,197,645
Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7(c)	3.91%	08/05/34	4,443,000	3,992,480
Hudsons Bay Simon JV Trust 2015-HBS, Series 2015-HB10, Class C10(b)(c)	5.45%	08/05/25	5,152,596	4,245,224
Hudsons Bay Simon JV Trust 2015-HBS, Series 2015-HB10, Class A10(c)	4.15%	08/05/25	4,677,207	4,233,340
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2008-C2, Class AM	6.83%	02/12/51	3,857,081	2,040,010
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2022-NLP, Class G(b)(c)	1M US SOFR + 4.27%	04/15/27	1,386,317	1,177,260
Multifamily Structured Credit Risk, Series 2023-SN1, Class B(b)(c)	30D US SOFR + 7.00%	07/25/42	15,420,930	15,545,840
NCMF Trust, Series 2022-MFP, Class G(b)(c)	1M CME TERM SOFR + 5.13%	03/15/27	2,400,000	2,239,680
SMR 2022-IND Mortgage Trust, Series 22-IND, Class G(b)(c)	1M CME TERM SOFR + 7.50%	02/15/24	4,174,761	3,465,887

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $109,844,066)				107,889,318

See Notes to Consolidated Financial Statements.
6	www.axonicfunds.com

Axonic Alternative Income Fund	Consolidated Schedule of Investments
October 31, 2023

	Rate	Maturity Date	Principal Amount	Value
CONVERTIBLE CORPORATE BONDS (1.46%)
PennyMac Corp.	5.50%	03/15/26	$2,608,000	$2,344,070

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $2,383,722)				2,344,070

CORPORATE BONDS (1.70%)
GKN Subordinated CTL Pass-Through Trust/Auburn MI(b)(c)	0.00%	03/15/30	5,399,179	2,716,327

TOTAL CORPORATE BONDS
(Cost $3,185,036)				2,716,327

RESIDENTIAL MORTGAGE-BACKED SECURITIES (3.18%)
Countrywide Alternative Loan Trust, Series 2006-20CB, Class A6(b)	1M CME TERM SOFR + 0.61%	07/25/36	83,525	32,235
Countrywide Alternative Loan Trust, Series 2006-21CB, Class A7(b)	1M CME TERM SOFR + 0.81%	07/25/36	68,939	36,194
Countrywide Home Loans Mortgage Pass-Through Trust, Series 2006-21, Class A6(b)	1M CME TERM SOFR + 0.48%	02/25/37	62,150	24,831
Lehman Mortgage Trust, Series 2007-5, Class 4A2(b)	1M CME TERM SOFR + 0.43%	08/25/36	174,894	117,855
LHOME Mortgage Trust, Series 2022-RTL2, Class M(c)(g)	8.00%	04/25/27	2,042,000	1,897,892
LHOME Mortgage Trust, Series 2023-RTL3, Class A2(c)(g)(f)	9.00%	08/25/28	3,000,000	2,949,032
MASTR Asset Securitization Trust, Series 2006-1, Class 2A1(b)	1M CME TERM SOFR + 0.56%	05/25/36	110,222	27,364

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(Cost $5,362,104)				5,085,403

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS - COMMON SHARES (12.62%)
First American Government Obligations Fund	5.27%	19,299,777	$19,299,777
JPMorgan US Treasury Plus Money Market Fund	5.22%	896,948	896,948
			20,196,725
TOTAL SHORT TERM INVESTMENTS
(Cost $20,196,725)			20,196,725

TOTAL INVESTMENTS (112.19%)
(Cost $184,132,997)			$179,515,669

Liabilities in Excess of Other Assets (-12.19%)			(19,507,254)
NET ASSETS (100.00%)			$160,008,415

(a)	Perpetual maturity.
(b)	Floating or variable rate security. The Reference Rates are described below. Interest rate shown reflects the rate in effect at October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

See Notes to Consolidated Financial Statements.
Annual Report | October 31, 2023	7

Axonic Alternative Income Fund	Consolidated Schedule of Investments
October 31, 2023

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts to $93,138,347, which represents 58.41% of net assets as of October 31, 2023.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Interest only securities.
(f)	On October 31, 2023, securities valued at $15,166,945 were pledged as collateral for reverse repurchase agreements.
(g)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at October 31, 2023.
(h)	Senior loans include senior mortgages and similar credit quality loans, including related contiguous subordinate loans and pari passu participations in senior mortgage loans.
(i)	The Fund’s interest in this loan are held through a wholly-owned LLC of the Fund.
(j)	On October 31, 2023, securities valued at $16,285,014 were pledged as collateral for mortgage loan warehouse agreements.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of October 31, 2023 was 5.43%

3M US L - 3 Month LIBOR as of October 31, 2023 was 5.64%

1M CME Term SOFR – 1 Month CME SOFR as of October 31, 2023 was 5.34%

1D US SOFR - 1 Day US SOFR as of October 31, 2023 was 5.35%

1M US SOFR - 1 Month US SOFR as of October 31, 2023 was 5.31%

30D US SOFR - 30 Day US SOFR as of October 31, 2023 was 5.31%

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Barclays Bank PLC
	7.30%	10/18/2023	01/18/2024	$1,500,000
	7.30%	10/18/2023	01/18/2024	4,714,000
	6.78%	10/27/2023	11/27/2023	2,061,000
Royal Bank of Canada
	7.80%	08/30/2023	11/30/2023	738,000
	7.78%	09/29/2023	12/29/2023	226,000
				$9,239,000

All agreements can be terminated by either party on demand at value plus accrued interest.

MORTGAGE LOAN WAREHOUSE

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
UBS AG
	7.95%	08/30/2023	10/01/2025	$12,236,250
				$12,236,250

See Notes to Consolidated Financial Statements.
8	www.axonicfunds.com

Axonic Alternative Income Fund	Consolidated Statement of Assets and Liabilities
October 31, 2023

ASSETS:
Investments, at fair value (Cost $184,132,997)	$179,515,669
Dividend receivable	19,509
Interest receivable	883,090
Prepaid deferred offering cost	44,640
Prepaid loan commitment fee	385,078
Receivable for shares sold	581,022
Deposit held with broker	778,996
Prepaid expenses and other assets	333,591
Total Assets	182,541,595

LIABILITIES:
Payable for mortgage loan warehouse (Cost $12,236,250)	12,236,250
Payable for reverse repurchase agreements (Cost $9,239,000)	9,239,000
Interest payable on reverse repurchase agreements	85,270
Income distribution payable	655,593
Accrued legal and audit fees payable	36,474
Due to Adviser	198,304
Accrued fund accounting and administration fees payable	28,736
Accrued Chief Compliance Officer fee payable	2,082
Other payables and accrued expenses	51,471
Total Liabilities	22,533,180
Net Assets	$160,008,415

COMPOSITION OF NET ASSETS:
Paid-in capital	$168,371,304
Total distributable earnings (accumulated deficit)	(8,362,889)
Net Assets	$160,008,415

PRICING OF SHARES:
Net Assets	$160,008,415
Shares of beneficial interest outstanding (unlimited number of shares, no par value common share authorized)	8,128,479
Net Asset Value and redemption price per share	$19.68

See Notes to Consolidated Financial Statements.
Annual Report | October 31, 2023	9

Axonic Alternative Income Fund	Consolidated Statement of Operations
For the Year Ended October 31, 2023

INVESTMENT INCOME:
Dividends	$1,359,026
Interest	11,889,281
Total Investment Income	13,248,307

EXPENSES:
Advisory fees (Note 4)	1,552,309
Audit and tax fees	19,828
Chief Compliance Officer fee (Note 4)	24,999
Custodian fees	66,998
Fund accounting and administration fees (Note 4)	97,727
Insurance expenses	4,485
Interest on reverse repurchase agreements	910,441
Legal fees	134,214
Printing expenses	29,853
Registration expenses	66,048
Transfer agent fees (Note 4)	62,581
Trustees' fees and expenses (Note 4)	15,873
Other expenses	69,289
Recoupment of previously waived fees	380,206
Total expenses before waiver/reimbursement (Note 4)	3,434,851
Net expenses	3,434,851
Net Investment Income	9,813,456

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on investments	(2,901,804)
Net change in unrealized appreciation on investments	1,033,843
Net Realized and Unrealized Loss on Investments	(1,867,961)

Net Increase in Net Assets from Operations	$7,945,495

See Notes to Consolidated Financial Statements.
10	www.axonicfunds.com

Axonic Alternative Income Fund	Consolidated Statement of Changes in Net Assets

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
FROM OPERATIONS:
Net investment income	$9,813,456	$5,727,958
Net realized loss	(2,901,804)	(25,706)
Net change in unrealized appreciation/(depreciation)	1,033,843	(6,111,626)
Net Increase/(Decrease) in Net Assets from Operations	7,945,495	(409,374)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(10,207,372)	(7,150,231)
From tax return of capital	(940,304)	(480,562)
Decrease in Net Assets from Distributions to Shareholders	(11,147,676)	(7,630,793)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares of beneficial interest	67,689,315	76,135,860
Distributions reinvested	4,814,832	3,691,901
Disbursements for redemption of shares of beneficial interest	(9,082,645)	(5,454,926)
Net Increase from Capital Share Transactions	63,421,502	74,372,835
Net Increase in Net Assets	60,219,321	66,332,668

NET ASSETS:
Beginning of period	99,789,094	33,456,426
End of period	$160,008,415	$99,789,094

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	4,917,274	1,484,199
Issued	3,428,366	3,516,355
Distributions reinvested	244,231	173,084
Redeemed	(461,392)	(256,364)
Net increase in capital shares	3,211,205	3,433,075
Ending shares	8,128,479	4,917,274

See Notes to Consolidated Financial Statements.
Annual Report | October 31, 2023	11

Axonic Alternative Income Fund	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Period December 31, 2018 (Commencement of Operations) to October 31, 2019
OPERATING PERFORMANCE:
Net asset value - beginning of period	$20.29	$22.54	$21.02	$25.69	$25.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.56	1.64	2.57	0.53	0.74
Net realized and unrealized gain/(loss) on investments	(0.40)	(1.46)	0.85	(3.80)	0.63
Total Income/(Loss) from Investment Operations	1.16	0.18	3.42	(3.27)	1.37

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1.62)	(2.10)	(1.90)	(0.76)	(0.68)
From net realized gains	–	(0.18)	–	(0.64)	–
From tax return of capital	(0.15)	(0.15)	–	–	–
Total Distributions to Shareholders	(1.77)	(2.43)	(1.90)	(1.40)	(0.68)

Net asset value - end of period	$19.68	$20.29	$22.54	$21.02	$25.69

Total Investment Return - Net Asset Value(b)	6.08%	0.74%	16.72%	(13.22%)	5.52	%(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets end of period (000s)	$160,008	$99,789	$33,456	$12,869	$1,787
Including Interest Expense
Ratio of expenses to average net assets excluding reimbursement and recoupment of expenses(d)	2.45%	2.22%	2.54%	N/A	N/A
Ratio of expenses to average net assets including reimbursement and recoupment of expenses(d)	2.76%	2.49%	2.35%	N/A	N/A
Excluding Interest Expense
Ratio of expenses to average net assets excluding reimbursement and recoupment of expenses(d)	1.72%	1.73%	2.19%	12.00%	60.30	%(e)
Ratio of expenses to average net assets including reimbursement and recoupment of expenses(d)	2.03%	2.00%	2.00%	2.00%	2.00	%(e)
Ratio of net investment income to average net assets(d)	7.89%	7.70%	11.51%	2.55%	3.49	%(e)
Portfolio turnover rate	39%	50%	41%	56%	48	%(c)

BORROWINGS AT END OF PERIOD
Aggregate Amount Outstanding (000s)	$21,475	$14,927	$8,607	N/A	N/A
Asset Coverage Per $1,000 (000s)	$8,451	$7,685	$4,887	N/A	N/A

(a)	Calculated using average shares method.
(b)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude applicable sales charges.
(c)	Not Annualized.
(d)	Expenses and net investment income/(loss) amounts used to calculate the ratios above include amounts allocated to investors. An individual investor's results may vary based on a variety of factors and the timing of capital transactions.
(e)	Annualized.

See Notes to Consolidated Financial Statements.
12	www.axonicfunds.com

Axonic Alternative Income Fund	Notes to Consolidated Financial Statements
October 31, 2023

1. ORGANIZATION

Axonic Alternative Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on September 26, 2018 pursuant to a Declaration of Trust governed by the laws of the State of Delaware. The Fund engages in a continuous offering of shares and operates as an interval fund and makes quarterly offers to repurchase its shares at their net asset value (the “NAV”) in accordance with Rule 23c-3 under the 1940 Act. Axonic Capital LLC (the “Adviser”) acts as the Fund’s investment adviser. The Adviser is a registered investment adviser and is responsible for making the investment decisions for the Fund’s portfolio. The Fund’s investment objective is to seek total return. The Fund’s portfolio will be deemed to be non-diversified under the 1940 Act, meaning it may invest a greater percentage of its assets in a single or limited number of issuers than a diversified fund. Under normal circumstances, the Fund will concentrate its investments (i.e., invest 25% or more of its total assets (measured at the time of purchase)) in mortgage-related assets issued by government agencies or other governmental entities or by private originators or issuers.

As of October 31, 2023, the Fund offers a single class of common shares of beneficial interest (“Shares”), which commenced operations on December 31, 2018. Shares are offered at NAV per share and are not subject to sales charges, though the Fund may, in the future, impose sales charges. The Fund may offer additional classes of shares in the future. The Fund has received exemptive relief from the Securities and Exchange Commission (“SEC”) that permits the Fund to issue multiple classes of shares. However, until the Fund registers a new share class, the Fund will only offer one class of shares.

On June 26, 2023, the Fund formed a wholly-owned subsidiary (the “Subsidiary”). To the extent permitted by the 1940 Act, the Fund may make investments through the Subsidiary, which is a pass-through entity.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Consolidation of Subsidiary – The consolidated financial statements include the financial position and the results of operations of the Fund and its Subsidiary. As of October 31, 2023, the total value of investments held by the Subsidiary is $16,285,014, or approximately 10.21% of the Fund’s net assets.

All intercompany accounts and transactions have been eliminated in these consolidated financial statements.

Securities Valuation – The Fund values its investments at fair value. The Fund’s Board of Trustees (the “Board”) has approved pricing policies and procedures and fair valuation policies and procedures pursuant to which the Fund will value its investments. The Adviser has appointed an independent Administrator of the Fund, pursuant to the administration agreement, under which the Administrator independently calculates the daily NAV per share of the Fund. In doing so, the Administrator, on a daily basis, in compliance with the policies and procedures described above, independently values the investment positions within the Fund’s portfolio. The Administrator, at its discretion, may notify the Fund or the Board of any valuation conflicts and/or non-compliance with the policies and procedures. The Administrator and the Adviser include in quarterly written reports to the Board, confirmation that the policies and procedures provide fair and accurate prices. Securities listed on an exchange, including common stocks, are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined. Investments in shares of funds, including money market funds, that are not traded on an exchange, are valued at the end of day NAV per share of such fund.

Securities for which market prices are not “readily available” are valued in good faith by the Fund’s Adviser as “valuation designee” under the oversight of the Fund's Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser's fair valuation determinations will be reviewed by the Fund’s Board. The Advisor may, in turn and subject to its oversight, delegate pricing of securities for which market prices are readily available to the Fund’s administrator. All fair valuation determinations shall be made by the Fair Value Committee (the “Committee”), in accordance with policies and procedures established by the Adviser. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Annual Report | October 31, 2023	13

Axonic Alternative Income Fund	Notes to Consolidated Financial Statements
October 31, 2023

Structured credit and other similar debt securities including, but not limited to, asset-backed securities, collateralized debt obligations, collateralized loan obligations, collateralized mortgage obligations, mortgage-backed securities, commercial mortgage-backed security, and other securitized investments backed by certain debt or other receivables (collectively, “Structured Credit Securities”), are valued on the basis of valuations provided by independent pricing services and/or dealers in those instruments recommended by the Adviser and approved by the Board. In determining fair value, pricing services and dealers will generally use information with respect to transactions in the securities being valued, quotations from other dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities, and yield to maturity information. The Adviser will, based on its reasonable judgment, select the pricing services or dealer quotations that most accurately reflect the fair market value of the Structured Credit Security while taking into account the information utilized by the pricing services or dealers to formulate the quotation in addition to any other relevant factors.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using the fair valuation policies and procedures adopted by, and under the supervision of, the Board. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

The fair valuation policies and procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by an independent pricing service and broker-dealer is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

14	www.axonicfunds.com

Axonic Alternative Income Fund	Notes to Consolidated Financial Statements
October 31, 2023

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of October 31, 2023:

Investments in Securities at Value(a)(b)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$445,298	$–	$–	$445,298
Preferred Stocks	3,074,322	–	–	3,074,322
Asset-Backed Securities	–	8,440,627	–	8,440,627
Senior Loans	–	29,323,579	–	29,323,579
Commercial Mortgage-Backed Securities	–	107,889,318	–	107,889,318
Convertible Corporate Bonds	–	2,344,070	–	2,344,070
Corporate Bonds	–	2,716,327	–	2,716,327
Residential Mortgage-Backed Securities	–	5,085,403	–	5,085,403
Short Term Investments	20,196,725	–	–	20,196,725
Total	$23,716,345	$155,799,324	$–	$179,515,669

(a)	For detailed descriptions of industries, see the accompanying Consolidated Schedule of Investments.
(b)	For liabilities arising from reverse repurchase agreements, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments.

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income from REITs is recognized on the ex-dividend date. It is common for distributions from REITs to exceed taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investment in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Premium and Discount Amortization/Paydown Gains and Losses – All premiums and discounts on fixed-income securities are amortized/accreted over the estimated lives of such securities for financial statement purposes using the effective interest method. Gains and losses realized on principal payments of mortgage-backed securities (paydown gains and losses) are classified as part of interest income.

Concentration of Credit Risk – The Fund places its cash with two banking institutions, which are insured by Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Federal and Other Taxes – No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

Annual Report | October 31, 2023	15

Axonic Alternative Income Fund	Notes to Consolidated Financial Statements
October 31, 2023

As of and for the year ended October 31, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for all open tax years since inception have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders – Distributions from the Fund’s net investment income were accrued daily and paid quarterly through February 28, 2021. Effective March 1, 2021, distributions are accrued daily and paid monthly. However, there can be no assurances that the Fund will achieve any level of distribution to its Shareholders. The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3. REVERSE REPURCHASE AGREEMENTS & MORTGAGE LOAN WAREHOUSE

The Fund may engage in reverse repurchase agreements. Reverse repurchase agreements are agreements that involve the sale of securities held by the Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes or to meet repurchase requests so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. At the time the Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligations to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act.

Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid to cover its obligations under reverse repurchase agreements. The segregated assets are found on the Fund's Consolidated Schedule of Investments as full or partially pledged securities. The total amount of securities pledged at October 31, 2023, was $15,166,945. As all agreements can be terminated by either party on demand, face value approximates fair value at October 31, 2023. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above. For the year ended October 31, 2023, the average amount of reverse repurchase agreements outstanding was $12,235,112, at a weighted average interest rate of 6.46%.

16	www.axonicfunds.com

Axonic Alternative Income Fund	Notes to Consolidated Financial Statements
October 31, 2023

The following table indicates the total amount of reverse repurchase agreements, reconciled to gross liability as October 31, 2023:

Remaining contractual maturity of lending agreement

	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Commercial Mortgage-Backed Securities	$–	$738,000	$6,440,000	$–	$7,178,000
Residential Mortgage-Backed Securities	–	2,061,000	–	–	2,061,000
Gross Amount of unrecognized liabilities for reverse repurchase agreements	$–	$2,799,000	$6,440,000	$–	$9,239,000

Offsetting Arrangements – Reverse repurchase agreements are executed under standardized netting agreements. A netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Offsetting of Liabilities

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount Payable
Axonic Alternative Income Fund
Reverse repurchase agreements	$(9,239,000)	$–	$(9,239,000)	$9,239,000	$–	$–
Total	$(9,239,000)	$–	$(9,239,000)	$9,239,000	$–	$–

(a)	These amounts are limited to the liability balance and, accordingly, do not include excess collateral received/pledged.

On August 28, 2023, the Fund, as Guarantor, and the Subsidiary, as Seller, entered into a commercial real estate debt financing facility (the “Warehouse”) to finance floating rate senior commercial mortgage loans secured by first mortgage liens with UBS AG. The maximum amount of the Warehouse is $100,000,000 and the termination date is three years from the closing date, renewable annually in advance. Interest is payable in arrears and calculated as the sum of 30-day term SOFR plus an agreed upon rate based on the applicable property type and cash flow classification. The total amount of borrowings at October 31, 2023 was $12,236,250 at a rate of 7.95%.

4. ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

Advisory Fees – Pursuant to the investment advisory agreement by and between the Fund and the Adviser (the “Investment Advisory Agreement”), and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a management fee equal to 1.25% of the Fund’s average daily net assets. For the year ended October 31, 2023, the Fund incurred $1,552,309 in Advisory Fees.

The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (inclusive of organizational and offering costs, but exclusive of any taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Fund’s expenses after Fee Waiver/Expense Reimbursement to 2.00% of the Fund’s average daily net assets (the “Expense Limit”) through February 28, 2024. The Expense Limit excludes certain expenses and, consequently, the Fund’s expenses after Fee Waiver/Expense Reimbursement may be higher than the Expense Limit. The contractual waiver and expense reimbursement may be changed or eliminated at any time by the Board of Trustees, on behalf of the Fund, upon 60 days’ written notice to the Adviser. The contractual fee waiver and expense reimbursement may not be terminated by the Adviser without the consent of the Board. The Adviser may recoup from the Fund any waived amount or reimbursed expenses pursuant to this agreement if such recoupment does not cause the Fund to exceed the current Expense Limit or the Expense Limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense. During the year ended October 31, 2023, the Fund repaid the Adviser previously waived fees and expenses of $380,206.

Annual Report | October 31, 2023	17

Axonic Alternative Income Fund	Notes to Consolidated Financial Statements
October 31, 2023

As of October 31, 2023, the following amounts were available for recoupment by the Adviser based upon their potential expiration dates:

Fund	Expires 2024	Expires 2025	Expires 2026	Total
Axonic Alternative Income Fund	$78,203	$–	$–	$78,203

Chief Compliance Officer ("CCO")/Compliance Services – The CCO is an affiliate of the Fund. For the year ended October 31, 2023, the total related amounts paid by the Fund for CCO fees are reflected in Chief Compliance Officer fees on the Fund’s Consolidated Statement of Operations.

Fund Accounting and Administration Fees and Expenses – ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services.

Transfer Agent – DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund (“Transfer Agent”).

Distributor – The Fund has entered into a distribution agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the distribution agreement.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of ALPS.

During the year ended October 31, 2023, no fees were retained by the Distributor.

Trustees – Officers of the Trust and the Trustees who are ‘interested persons’ of the Trust or the Adviser receive no salary from the Trust. The Independent Trustees also serve as independent trustees on the Board of Trustees of Axonic Funds, an open-end investment company for which Axonic Capital LLC also serves as the investment adviser. For their service on the Board and the Board of Trustees of Axonic Alternative Income Fund, the Independent Trustees receive the following fees, which are split between the Fund and the Axonic Strategic Income Fund pro rata based on assets under management: $30,000 annual retainer for each Independent Trustee, $5,000 annually for each of the Valuation Committee Chair, Audit Committee Chair and Nominating and Governance Committee Chair, $5,000 for each quarterly meeting, and $1,000 for each special meeting. The Fund reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings.

5. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended October 31, 2023, amounted to $108,149,133 and $43,391,537, respectively.

6. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

For the year ended October 31, 2023, there were permanent differences that resulted in adjustments to accumulated deficit or additional paid-in capital. These differences are primarily attributed to return of capital distributions received from underlying securities.

Paid-in capital	Total distributable earnings
$(37,270)	$37,270

18	www.axonicfunds.com

Axonic Alternative Income Fund	Notes to Consolidated Financial Statements
October 31, 2023

The tax character of distributions paid for the year ended October 31, 2023, was as follows:

2023
Distributions Paid From:
Ordinary Income	$10,207,372
Return of Capital	940,304
Total	$11,147,676

The tax character of distributions paid for the year ended October 31, 2022, was as follows:

2022
Distributions Paid From:
Ordinary Income	$7,150,231
Return of Capital	480,562
Total	$7,630,793

As of October 31, 2023, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

Accumulated net investment income	$–
Accumulated net realized loss	(3,089,968)
Net unrealized depreciation	(4,617,328)
Dividends payable	(655,593)
Total	$(8,362,889)

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Short Term	Long Term
222,818	2,867,150

As of October 31, 2023, net unrealized appreciation/(depreciation) of investments based on the federal tax cost were as follows:

Cost of investments for income tax purposes	$184,132,997
Gross appreciation (excess of value over tax cost)	$1,858,980
Gross depreciation (excess of tax cost over value)	(6,476,308)
Net unrealized depreciation	$(4,617,328)

7. REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at NAV, of no less than 5% and no more than 25% of its issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date. If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2.00% of the outstanding Shares on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered. There can be no assurance that the Fund will be able to repurchase all Shares that each shareholder has tendered, even if all of the Shares in a shareholder's account are tendered. In the event of an oversubscribed offer, you may not be able to tender all Shares that you wish to tender and you may have to wait until the next quarterly repurchase offer to tender the remaining Shares, subject to any proration. Subsequent repurchase requests will not be given priority over other shareholder requests.

Annual Report | October 31, 2023	19

Axonic Alternative Income Fund	Notes to Consolidated Financial Statements
October 31, 2023

During the year ended October 31, 2023, the Fund completed two quarterly repurchase offers. The results of the repurchase offers were as follows:

	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	November 22, 2022	February 22, 2023	May 24, 2023	August 23, 2023
Repurchase Request Deadline	December 20, 2022	March 22, 2023	June 21, 2023	September 20, 2023
Repurchase Pricing Date	December 20, 2022	March 22, 2023	June 21, 2023	September 20, 2023
Net Asset Value as of Repurchase Offer Date	$20.00	$19.58	$19.66	$19.62
Amount Repurchased	$1,719,490	$3,399,016	$2,153,834	$1,810,305

8. LINE OF CREDIT

On May 17, 2022, the Fund entered into a $15,000,000 uncommitted, secured, revolving line of credit agreement (“Credit Agreement”) with U.S. Bank National Association for redemption purposes, subject to annual renewal and other limitations of the 1940 Act for borrowings. The revolving line of credit agreement sets the maximum borrowing amount to the lesser of (i) $15,000,000, (ii) 15% of the gross market value of the Fund, and (iii) 33.33% of the market value of the unencumbered assets of the Fund. On April 8, 2023, the Credit Agreement was amended to extend the termination date to April 6, 2024. Borrowings under the Credit Agreement bear interest of the lender’s prime rate at the time of borrowing. Borrowings under the Credit Agreement are secured by a perfected, first priority security interest in the assets of the Fund. The Fund had no borrowings during the year ended October 31, 2023.

9. SIGNIFICANT SHAREHOLDERS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of October 31, 2023, the following entities owned beneficially more than 25% of the Fund’s outstanding shares. The shares may be held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately). Any transaction by these investors could have a material impact on the share class.

Name	Percentage
National Financial Services LLC	34.95%
Charles Schwab & Co	29.12%
Pershing	25.05%

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued.

On November 1, 2023, the Fund launched Class A shares. For Class A shares, the maximum sales charge is 2.50% of the amount invested.

The Fund completed a quarterly repurchase offer on December 20, 2023, which resulted in 445,157 shares being repurchased for $8,836,179.

Management has determined that there were no other subsequent events to report through the issuance of these consolidated financial statements.

20	www.axonicfunds.com

Report of Independent Registered
Axonic Alternative Income Fund	Public Accounting Firm

To the Shareholders and Board of Trustees of

Axonic Alternative Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Axonic Alternative Income Fund (the “Fund”) as of October 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, the related notes, and the consolidated financial highlights for each of the four years then ended and the period December 31, 2018 (commencement of operations) to October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and counterparties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 26, 2023

Annual Report | October 31, 2023	21

Axonic Alternative Income Fund	Additional Information
October 31, 2023 (Unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 833-429-6642 (833-4Axonic), or on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT; the Fund’s Form N-PORT reports are available on the Fund’s website at https://www.axonicfunds.com and the SEC’s Website at http://www.sec.gov.

22	www.axonicfunds.com

Axonic Alternative Income Fund	Trustees and Officers
October 31, 2023 (Unaudited)

The shareholders of the Fund, pursuant to a written consent to action, elected Mr. Joshua M. Barlow, Mr. Charles D. Mires and Mr. Thomas S. Vales to the Board of Trustees of the Trust effective April 15, 2020. The Board is responsible for the oversight of the management of the Fund, including general supervision and review of the service providers that perform the investment activities of the Fund. The Board, in turn, elects the officers of the Fund, who are responsible for administering the day-to-day operations of the Fund. Unless otherwise indicated in the table below, the address of each Trustee and officer of the Fund is c/o Axonic Capital LLC, 520 Madison Avenue, 42nd Floor, New York, New York 10022. Information about the Trustees and officers of the Fund is provided in the table below. Additional information about members of the Board of Trustees and Officers of the Trust is available in the Statement of Additional Information, which is available, without charge, upon request, by calling the Funds (toll-free) at 1-833-429-6642 (833-4Axonic).

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held During the Past 5 Years
INDEPENDENT TRUSTEES OF THE FUND
Joshua M. Barlow 1978	Independent Trustee	Indefinite Term; Since April 15, 2020	Managing Director, Valhalla Fiduciary (June 2018 – present); Head of Operational Due Diligence and Accounting and other positions, PAAMCO (Pacific Alternative Asset Management Company, LLC) (March 2006 – June 2018).	2	Axonic Funds
Charles D. Mires 1960	Independent Trustee	Indefinite Term; Since April 15, 2020	Director CIB Marine Bancshares, Inc. (2010 – present); Retired from full time employment December, 2015; Director of Fixed Income, Alternative Strategies, and Third Party Mandates, Franklin Street Partners (2011- 2015).	2	Axonic Funds; CIB Marine Bancshares, Inc.
Thomas S. Vales 1964	Independent Trustee	Indefinite Term; Since April 15, 2020	Chief Executive Officer, TMC Bonds LLC (an alternative trading system for fixed income) (2000 – 2019); Member, FINRA Fixed Income Advisory Committee (2016-2018).	2	Axonic Funds
INTERESTED TRUSTEE OF THE FUND**
Clayton DeGiacinto** 1972	Trustee, President (Principal Executive Officer)	Indefinite Term; Since Inception	Managing Member and Chief Investment Officer, Axonic Capital LLC (2010 – present).	2	Axonic Funds

Annual Report | October 31, 2023	23

Axonic Alternative Income Fund	Trustees and Officers
October 31, 2023 (Unaudited)

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS OF THE FUND
John Kelly 1978	Treasurer (Principal Financial Officer)	Indefinite Term; Since 2019	Chief Financial Officer, Axonic Capital LLC (2017 – present); Controller, J. Goldman & Co. LP (June 2015- 2017); Manager of Financial Reporting, Moore Capital Management LP (2003 – 2015).
Joseph Grogan 1980	Secretary; Chief Compliance Officer	Indefinite Term; Secretary since Inception, Chief Compliance Officer since 2019	Chief Compliance Officer, Axonic Capital LLC (February 2018 – present); Chief Compliance Officer, Claren Road Asset Management, LLC (January 2015 – February 2018); Director of Compliance, Claren Road Asset Management, LLC (July 2011 – January 2015).

*	The Fund Complex consists of the Fund and the Axonic Strategic Income Fund, the sole series of the Axonic Funds, a registered open-end investment company for which Axonic Capital LLC also serves as the investment adviser.

**	The Interested Trustee is an Interested Trustee because he is the Managing Member and Chief Investment Officer of the Axonic Capital LLC.

24	www.axonicfunds.com

Axonic Alternative Income Fund	Privacy Policy
October 31, 2023 (Unaudited)

DATA PRIVACY POLICY AND PROCEDURE

Policy Statement:

Axonic Alternative Income Fund (the “Fund”) has in effect the following policy (the “Data Privacy Policy”) with respect to nonpublic personal information about its customers.

The Fund collects nonpublic personal information about its customers1 from the following sources:

•	account applications and other forms, which may include a customer’s name, address, social security number, and information about a customer's investment goals and risk tolerance;
•	account history, including information about the transactions and balances in a customer's account; and
•	correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

In addition, the Fund may obtain consumer information about its customers from consumer reports.

The Fund will not release nonpublic personal or consumer information about its customers or their accounts unless one of the following conditions is met:

•	Prior written consent is received.
•	The Fund believes the recipient to be the customer of the Fund or such Fund customer's authorized representative.
•	The Fund is required by law to release information to the recipient.

The Fund does not give or sell nonpublic personal or consumer information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use nonpublic personal or consumer information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal and consumer information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund or its Transfer Agent shares nonpublic personal or consumer information with other service providers, it protects that information with a strict confidentiality agreement. The Fund also maintains reasonable physical, electronic and procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of customers' nonpublic personal and consumer information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

II. Physical, Electronic and Procedural Safeguards

The following includes a list of the primary physical, electronic and procedural safeguards employed by the Transfer Agent to ensure against unauthorized access and proper disposal of customers’ nonpublic personal and consumer information.

•	The Fund shall distribute this Data Privacy Policy annually to shareholders through the Fund’s annual report to shareholders to ensure compliance with shareholder notification requirements mandated by Regulation S-P.

•	Should a change in this Data Privacy Policy occur during the year that requires a change to this Data Privacy Policy, the Principal Underwriter or Transfer Agent will provide existing customers of the Fund with an updated Data Privacy Policy.

•	The Transfer Agent shall maintain a third-party list that identifies any non-affiliated third-parties that do business with the Transfer Agent, the type(s) of service(s) provided, whether there is an exchange of non-public personal information, and whether these relationships fall outside of any exceptions and/or exemptions to the opt-out requirements afforded under Regulation S-P. Appropriate confidentiality language must exist in the contractual arrangements with each of these relations.

[1]	For purposes of this Data Privacy Policy, the terms “customer” or “customers” includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

Annual Report | October 31, 2023	25

Axonic Alternative Income Fund	Privacy Policy
October 31, 2023 (Unaudited)

•	The Transfer Agent, the Administrator, the Fund Accounting Agent, the Principal Underwriter, and Investment Adviser shall maintain procedures related to the security of nonpublic personal information and consumer information (including physical, electronic and procedural safeguards) and properly disposal of such information.

•	Any data privacy related questions, concerns or breaches will be brought to the attention of the Fund’s CCO.

Procedures:

1.	The Fund’s CCO will determine that the policies and procedures of the Transfer Agent, Principal Underwriter and the Fund’s other service providers are reasonably designed to safeguard customer information and require only appropriate and authorized access to, and use of, customer information through the application of appropriate administrative, technical, physical, and procedural safeguards that comply with applicable federal standards and regulations.

2.	The Fund’s CCO will continually monitor applicable regulations that may cause policies of the Fund and/or its service providers subject to the requirements of Regulation S-P to change.

3.	Annually, the Fund’s CCO will review any independent reviews applicable to data security at its service providers who have access to or otherwise obtain nonpublic personal information in fulfilling their obligations to the Fund.

4.	Annually, the Fund’s CCO will inquire and review, where applicable, any related data privacy issues reported by the Fund’s service providers who have access to or otherwise obtain nonpublic personal information in fulfilling their obligations to the Fund.

Adopted: December 19, 2018

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AXONIC ALTERNATIVE INCOME FUND

ANNUAL REPORT

October 31, 2023

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 13.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Joshua M. Barlow as the registrant’s “audit committee financial expert” Joshua M. Barlow is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item	4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s last two fiscal years ended October 31, 2022 and October 31, 2023, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $22,000 and $23,000, respectively.

(b)	Audit-Related Fees: For the registrant’s last two fiscal years ended October 31, 2022 and October 31, 2023, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise reported under paragraph (a) of Item 4 of this report were $0 and $0, respectively.

(c)	Tax Fees: For the registrant’s last two fiscal years ended October 31, 2022 and October 31, 2023, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of excise filings and income tax returns for the registrant, were $5,500 and $6,000 respectively.

(d)	All Other Fees: For the registrant’s last two fiscal years ended October 31, 2022 and October 31, 2023, the aggregate fees billed for products and services, provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of Item 4 of this report, were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: Before an accountant is engaged by the registrant or its subsidiaries to render audit or non-audit services or by the registrant’s investment adviser to render non-audit services, the engagement must be pre-approved by the registrant's audit committee.

(e)(2)	There were no non-audit services approved or required to be approved by the registrant’s audit committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years ended October 31, 2022 and October 31, 2023 were $0 and $0, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Fund, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies (as defined below) and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. The Adviser has also adopted the following Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”).

In its role as investment adviser to the Fund, the Adviser has adopted those proxy voting policies adopted by the Fund. To the extent that the Fund’s policies do not cover potential voting issues with respect to proxies received by the Fund, the Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund’s investment objective, subject to the provisions of the Trust’s policies regarding resolution of a conflict of interest with respect to the Adviser.

The Adviser will vote proxies in the best interests of the Fund. The Adviser will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and the selection of auditors, absent conflicts of interest (e.g., an auditor’s provision of non-audit services). The Adviser will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights. In reviewing proposals, the Adviser may also consider the opinion of management, the effect on management, the effect on shareholder value and the issuer’s business practices.

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Fund. A “conflict of interest,” means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Fund’s procedures as they relate to the resolution of conflicts of interest with respect to voting shares of the Fund.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers as of January 1, 2024

Clayton DeGiacinto

Managing Partner, Chief Investment Officer

Prior to forming Axonic in 2010, Mr. DeGiacinto was responsible for building out the mortgage investment platform at Tower Research Capital LLC and was the Senior Portfolio Manager for Split Level LLC, the predecessor fund to the Axonic Credit Opportunities Funds. He previously led a mortgage trading desk in the Fixed Income, Currency and Commodities division at Goldman Sachs & Co. Mr. DeGiacinto’s duties included the securitization and retention of bonds backed by adjustable rate and negatively amortizing residential mortgages. He was also responsible for running the RMBS credit book for all prime, alt-A and negatively amortizing structures. Mr. DeGiacinto previously served as a Captain in the U.S. Army in the 25th Infantry Division (Hawaii) after completing the U.S. Army Ranger School, Airborne School and Air Assault Course. He is a graduate of the United States Military Academy at West Point and holds an M.B.A. from the Wharton School at the University of Pennsylvania.

Matthew Weinstein

Partner, Head of Credit

Mr. Weinstein joined Axonic in 2012 and oversees the Firm’s investment team.  In his role, alongside the CIO, Mr. Weinstein oversees Axonic’s asset allocation, sector allocation, trading and investment management.  Mr. Weinstein was responsible for the firm’s build out of its commercial mortgage-backed securities (“CMBS”) and commercial real estate equity and debt businesses, and he serves as Head of the Real Estate Investment Committee.  Prior to joining the Firm, Mr. Weinstein was a Vice President at Macquarie Capital where he managed a CMBS principal investment strategy from 2010 through 2012.  From 2003 to 2008, he was an Associate Director in the CMBS group at Bear Stearns & Co.  Mr. Weinstein received his MBA in Finance at the New York University Stern School of Business and graduated from Cornell University with a BS in Industrial Labor Relations.

(a)(2) As of October 31, 2023, the Portfolio Managers listed above are also responsible for the day-to-day management of the following other accounts:

Clayton DeGiacinto

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
1 $1,910,092,014	14 $7,217,593,203	0 $0	1 $1,910,092,014	14 $7,217,593,203	0 $0

Matthew Weinstein

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
1 $1,910,092,014	14 $7,217,593,203	0 $0	1 $1,910,092,014	14 $7,217,593,203	0 $0

Potential Conflicts of Interest: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. For example, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Adviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable to differences in investment guidelines and timing of cash flows. The Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating investment opportunities across multiple accounts in a manner that is fair and equitable over time.

With respect to securities transactions for clients, the Adviser determines which broker to use to execute each order. However, the Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, the Adviser has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee that relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

(a)(3) Portfolio Manager Compensation as of October 31, 2023

Each Portfolio Manager is compensated solely based on their ownership interest in the Adviser.  As owners of the Adviser, each PM receives a guaranteed payment from the Adviser and may receive distributions from the Adviser which may come from profits generated by the Adviser.

(a)(4) Dollar Range of Securities Owned as of October 31, 2023

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Clayton DeGiacinto	$500,000-$1,000,000
Matthew Weinstein	$100,001-$500,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b))..

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 13.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to Registrant.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Axonic Alternative Income Fund

By:	/s/ Clayton DeGiacinto
Clayton DeGiacinto (Principal Executive Officer)
Chief Executive Officer and President

Date:	January 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Axonic Alternative Income Fund

By:	/s/ Clayton DeGiacinto
Clayton DeGiacinto (Principal Executive Officer)
Chief Executive Officer and President

Date:	January 4, 2024

By:	/s/ John R. Kelly
John R. Kelly (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	January 4, 2024